Execution Version AMENDMENT AND JOINDER TO REGISTRATION RIGHTS AGREEMENT This Amendment and Joinder to Registration Rights Agreement (this “Amendment and Joinder”) is entered into as of March 18, 2026 (the “Effective Date”), by and among Base Electron, Inc., a Nevada corporation (the “Joining Party”), Babcock & Wilcox Enterprises, Inc., a Delaware corporation (the “Company”), and Applied Digital Corporation, a Nevada corporation (the “Existing Investor”). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Registration Rights Agreement (defined below). WHEREAS, the Company and the Existing Investor are parties to that certain Registration Rights Agreement, dated as of November 4, 2025, as amended from time to time (the “Registration Rights Agreement”), pursuant to which the Company agreed to register the resale of certain shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”), including shares issuable upon exercise of certain warrants issued or to be issued pursuant to that certain Letter Agreement, dated as of November 4, 2025, by and between the Company and the Existing Investor (the “Letter Agreement”). WHEREAS, pursuant to the Letter Agreement, the Company issued to the Existing Investor a warrant to purchase 2,600,000 shares of Common Stock (the “Initial Warrant”) and agreed to issue an additional warrant to purchase 7,860,000 shares of Common Stock (the “Additional Warrant” and, together with the Initial Warrant, the “Warrants”) upon satisfaction of certain conditions set forth therein. WHEREAS, the Registration Rights Agreement defines “Registrable Securities” to include any shares of Common Stock, including shares of Common Stock issuable upon exercise of any outstanding Warrants, whether now owned or hereafter acquired by a Holder. WHEREAS, pursuant to that certain Partial Assignment and Assumption Agreement, of even date herewith (the “Assignment Agreement”), by and among the Existing Investor, the Joining Party, the Company, and The Babcock & Wilcox Company, the Existing Investor has assigned to the Joining Party fifty percent (50%) of the Existing Holder’s rights with respect to the Warrants issued and issuable under the Letter Agreement, representing the right to purchase an aggregate of 5,230,000 shares of Common Stock. WHEREAS, in connection with the Assignment Agreement, the Company has agreed to issue to the Joining Party a warrant to purchase 5,230,000 shares of Common Stock (the “Base Electron Warrant”). WHEREAS, pursuant to the Assignment Agreement, the Joining Party is becoming a party to the Registration Rights Agreement as an “Investor” thereunder, and the parties desire to enter into this Amendment and Joinder to effect such joinder. WHEREAS, the parties desire to amend the Registration Rights Agreement to amend the definition of “Filing Date” for the benefit of all Holders thereunder. NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows: 1. Amendment to Registration Rights Agreement Pursuant to Section 9(d) of the Registration Rights Agreement, the Registration Rights Agreement is hereby amended, effective as of the Effective Date, to amend and restate the definition of “Filing Date” in Section 1 in its entirety to read as follows:

“Filing Date” means, the earlier of (i) May 29, 2026, and (ii) the date that is three (3) Business Days following the Company’s good faith determination that it no longer possesses any material, nonpublic information. 2. Joinder to Registration Rights Agreement (a) Joinder. The Joining Party hereby agrees that, as of the Effective Date, it shall become a party to the Registration Rights Agreement as if it were an original signatory thereto and shall be deemed to be an “Investor” for all purposes of the Registration Rights Agreement with respect to the Base Electron Warrant and the shares of Common Stock issuable upon exercise of the Base Electron Warrant (the “Warrant Shares”). (b) Agreement to be Bound. The Joining Party hereby agrees to be bound by, and subject to, all of the terms, conditions, and obligations applicable to an “Investor” or “Holder” under the Registration Rights Agreement, including, without limitation, the indemnification obligations set forth in Section 6(b) thereof. (c) Rights of Investor. From and after the Effective Date, the Joining Party shall be entitled to all of the rights and benefits of an “Investor” or “Holder” under the Registration Rights Agreement with respect to the Base Electron Warrants and the Warrant Shares, including, without limitation, the registration rights set forth in Section 2 thereof and the piggyback registration rights set forth in the new Section 2A thereof (as added by the amendment set forth in Section 1 hereof). 3. Company Acknowledgment and Agreement (a) Consent. The Company hereby consents to (i) the amendment to the Registration Rights Agreement set forth in Section 1 hereof and (ii) the joinder of the Joining Party to the Registration Rights Agreement as set forth herein. (b) Acknowledgment. The Company acknowledges and agrees that, from and after the Effective Date, the Base Electron Warrants and the Warrant Shares shall constitute “Registrable Securities” under the Registration Rights Agreement, and the Company shall have the same obligations to the Joining Party with respect to such Registrable Securities as it has to the Existing Investor under the Registration Rights Agreement. (c) Registration Statement. The Company agrees to file an amendment or supplement to any existing Registration Statement, or a new Registration Statement, as applicable, to include the shares of Common Stock issued to any Holder or issuable upon exercise of the Warrants, including Base Electron Warrant, as Registrable Securities, in accordance with the terms and conditions of the Registration Rights Agreement; provided that, notwithstanding anything to the contrary in the Registration Rights Agreement, the Company shall file such amendment, supplement, or new Registration Statement no later than May 30, 2026, unless all such Registrable Securities are then subject to an effective Registration Statement. 4. Existing Investor Acknowledgment The Existing Investor hereby acknowledges and consents to (a) the amendment to the Registration Rights Agreement set forth in Section 1 hereof, which amendment shall apply to all Investors and Holders under the Registration Rights Agreement, (b) the joinder of the Joining Party to the Registration Rights Agreement as an additional Investor as set forth herein, and (c) the inclusion of the Warrant Shares issuable upon exercise of the Base Electron Warrants as Registrable Securities under the Registration Rights Agreement.

5. Securities Information Pursuant to Section 8 of the Registration Rights Agreement, the Joining Party hereby provides the following information: (a) Name and Address of Joining Party: Base Electron, Inc. 3811 Turtle Creek Blvd., Suite 2100 Dallas, Texas 75219 Attention: Jason Zhang (b) Securities with Respect to Which Registration Rights Apply: (i) The Base Electron Warrant to purchase 5,230,000 shares of Common Stock. 6. Miscellaneous (a) Effect on Registration Rights Agreement. Except as expressly amended by Section 1 hereof, the Registration Rights Agreement shall remain in full force and effect in accordance with its terms. (b) Governing Law. This Amendment and Joinder shall be governed by and construed in accordance with the laws of the State of New York, without regard to the principles of conflict of laws thereof. (c) Counterparts. This Amendment and Joinder may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. [Signature Page Follows]

[Signature Page to Amendment and Joinder to Registration Rights Agreement] IN WITNESS WHEREOF, the parties hereto have executed this Amendment and Joinder to Registration Rights Agreement as of the Effective Date. JOINING PARTY: BASE ELECTRON, INC. By: /s/ Jason Zhang Name: Jason Zhang Title: President COMPANY: BABCOCK & WILCOX ENTERPRISES, INC. By: /s/ Kenneth Young Name: Kenneth Young Title: Chief Executive Officer EXISTING INVESTOR: APPLIED DIGITAL CORPORATION By: /s/ Wes Cummins Name: Wes Cummins Title: Chief Executive Officer